Vasomedical, Inc.
180 Linden Avenue
Westbury, New York 11590
Tel: (516) 997-4600 Fax: (516) 997-2299
================================================================================
                                  NEWS RELEASE
================================================================================
Vasomedical, Inc.                       Lippert/Heilshorn & Associates, Inc.
Thomas W. Fry, CFO                      Kim Sutton Golodetz (kgolodetz@lhai.com)
(516) 997-4600                          (212) 838-3777
investorrelations@vasomedical.com       Bruce Voss (bvoss@lhai.com)
                                        (310) 691-7100


        VASOMEDICAL REPORTS FIRST QUARTER FISCAL 2006 FINANCIAL RESULTS Conference Call to be Held Friday, October 14, 2005, at 10:00 AM, ET

WESTBURY, N.Y. (October 13, 2005) -- Vasomedical, Inc. (Nasdaq SC: VASO), a leader in the noninvasive treatment and management of cardiovascular diseases, today announced financial results for the three months ended August 31, 2005.

For the first quarter of fiscal 2006, Vasomedical recorded total revenues of $3.5 million, compared with total revenues of $4.8 for the first quarter of fiscal 2005. The Company reported a net loss of $0.9 million for the three months ended August 31, 2005, which was approximately equal to the net loss of $0.9 million in the year-ago quarter. For the quarter ended August 31, 2005, the Company recorded a $0.8 million preferred stock dividend reflecting beneficial conversion features related to the sale of convertible preferred stock on July 19, 2005. The total net loss attributable to common stockholders was $1.7 million for the quarter ended August 31, 2005, compared with a net loss attributable to common stockholders of $0.9 million for the quarter ended August 31, 2004. The net loss per common share was $0.03 per share for the first quarter of fiscal 2006, compared with $0.02 per share for the first quarter of fiscal 2005.

Thomas Glover, president and chief executive officer of Vasomedical, commented, "Although total revenue reflects a decline from the previous year's first quarter, we are encouraged that revenue of $3.5 million was fairly consistent with the previous three quarters despite a smaller sales force following the reorganization in May and the normally slower activity in the summer months. We believe the market will remain soft over the near term as many customers are delaying their purchases pending the Centers for Medicare and Medicaid Services
(CMS) reimbursement coverage decision. Operating expenses, which are 26% lower than last year's first quarter are in line with our restructuring plan. Our overall strategy continues to be to attain our revenue goals through focused efforts in sales and marketing while maintaining tight expense control. At the same time, we are progressing toward our objective of expanding reimbursement coverage for EECP(R) therapy to include congestive heart failure patients as well as additional angina patients. We continue to communicate with CMS regarding their review of our recent application and with the lead investigators of the PEECH clinical trial regarding publication of results of this pivotal clinical study in a major peer-reviewed journal, which is a prerequisite for final CMS decision."

As of August 31, 2005, the Company had cash, cash equivalents and certificates of deposit balances of $3.5 million compared with $2.7 million as of May 31, 2005 and working capital as of August 31, 2005 of $5.3 million as compared with $3.9 million as of May 31, 2005.

Conference Call

The Company will host a conference call to discuss these financial results tomorrow beginning at 10:00 a.m. Eastern Time. To participate in the live call by telephone, please dial (800) 639-0297 from the U.S., or for international callers, please dial (706) 634-7417. A telephone replay will be available until 11:59 p.m. Eastern Time on October16, 2005 by dialing (800) 642-1687 from the U.S. or (706) 645-9291 for international callers and entering pass code 1358470.

Those interested in listening to the conference call live via the Internet may do so by visiting the Company's web site at www.vasomedical.com, under the investor relations tab. To listen to the live call, please go to the web site 15 minutes prior to its start to register, download, and install the necessary audio software. The webcast will be archived for 30 days.

About EECP(R)Therapy

EECP external counterpulsation therapy is typically given in 35 one-hour sessions over seven weeks. Patients recline on a contoured treatment table and their calves, lower thighs and upper thighs are wrapped in a pneumatic cuff set. The system, which is synchronized to the individual patient's cardiac cycle, inflates the cuffs with air to create external pressure when the heart is resting and deflates the cuffs just before the next heartbeat. The system's action, which pulses counter to the heart's beating, increases blood flow to the heart muscle and other organs and decreases the heart's workload, creating a greater oxygen supply for the heart muscle while lowering its need for oxygen.

About Vasomedical

Vasomedical, Inc. is primarily engaged in designing, manufacturing, marketing and supporting EECP external counterpulsation systems based on the Company's unique proprietary technology. EECP therapy is a noninvasive, outpatient therapy for the treatment of diseases of the cardiovascular system currently indicated for use in cases of stable or unstable angina, congestive heart failure, acute myocardial infarction and cardiogenic shock. The therapy serves to increase circulation in areas of the heart with less than adequate blood supply and may restore systemic vascular function. The Company provides hospitals, clinics and private practices with EECP equipment, treatment guidance and a staff training and equipment maintenance program designed to provide optimal patient outcomes. Additional information is available on the Company's website at www.vasomedical.com. EECP is a registered trademark for Vasomedical's enhanced external counterpulsation systems.

Except for historical information contained in this release, the matters discussed are forward-looking statements that involve risks and uncertainties. When used in this report, words such as "anticipated," "believes," "could," "estimates," "expects," "may," "plans," "potential" and "intends" and similar expressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company's management, as well as assumptions made by and information currently available to the Company's management. Among the factors that could cause actual results to differ materially are the following: the effect of the dramatic changes taking place in the healthcare environment; the impact of competitive procedures and products and their pricing; medical insurance reimbursement policies; unexpected manufacturing or supplier problems; unforeseen difficulties and delays in product development programs; the actions of regulatory authorities and third-party payers in the United States and overseas; uncertainties about the acceptance of a novel therapeutic modality by the medical community; and the risk factors reported from time to time in the Company's SEC reports. The Company undertakes no obligation to update forward-looking statements as a result of future events or developments.

                               (Tables to follow)

                       Vasomedical, Inc. and Subsidiaries

                      CONSOLIDATED CONDENSED BALANCE SHEETS
                    (in thousands, except per share amounts)

                                                                                  August 31,           May 31,
                                                                                     2005               2005
                                  ASSETS                                          (Unaudited)         (audited)
CURRENT ASSETS
     Cash and cash equivalents                                                      $2,466                $990
     Certificates of deposit                                                           995               1,758
     Accounts receivable, net of an allowance for doubtful accounts of
       $459 at August 31, 2005, and $395 at May 31, 2005                             2,479               1,892
     Inventories, net                                                                3,075               3,360
     Other current assets                                                              489                 224
                                                                                 --------------      -------------
         Total current assets                                                        9,504               8,224

PROPERTY AND EQUIPMENT, net of accumulated depreciation of $2,670 at
   August 31, 2005, and $2,627 at May 31, 2005                                       2,114               2,234
DEFERRED INCOME TAXES                                                               14,582              14,582
OTHER ASSETS                                                                           315                 321
                                                                                 --------------      -------------
                                                                                   $26,515             $25,361
                                                                                 ==============      =============

                   LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Accounts payable and accrued expenses                                          $1,481              $1,569
     Current maturities of long-term debt and notes payable                            364                 148
     Sales tax payable                                                                 223                 217
     Deferred revenue                                                                1,518               1,667
     Accrued warranty and customer support expenses                                     91                 111
     Accrued professional fees                                                         349                 401
     Accrued commissions                                                               182                 178
                                                                                 --------------      -------------
         Total current liabilities                                                   4,208               4,291

LONG-TERM DEBT                                                                         909                 948
ACCRUED WARRANTY COSTS                                                                   4                   8
DEFERRED REVENUE                                                                       959                 884
OTHER LIABILITIES                                                                       34                  67

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
     Preferred stock, $.01 par value; 1,000 shares authorized; 25 and 0 at
       August 31, 2005, and May 31, 2005, respectively, issued and                       0                  --
       outstanding; aggregate liquidation preference of $2,514 and $0 at
       August 31, 2005 and May 31, 2005, respectively.
     Common stock, $.001 par value; 110,000 shares authorized; 58,753 and
       58,553 shares at August 31, 2005, and May 31, 2005, respectively,
       issued and outstanding                                                           59                  58
     Additional paid-in capital                                                     53,581              51,451
     Accumulated deficit                                                           (33,239)            (32,346)
                                                                                 --------------      -------------
         Total stockholders' equity                                                 20,401              19,163
                                                                                 --------------      -------------
                                                                                   $26,515             $25,361
                                                                                 ==============      =============

                       Vasomedical, Inc. and Subsidiaries

                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)
                                   (unaudited)

                                                             Three months ended
                                                                August 31,
                                                       ------------------------------
                                                           2005              2004
                                                       -------------    -------------
Revenues
   Equipment sales                                        $2,457           $3,975
   Equipment rentals and services                          1,079              846
                                                       -------------    -------------
     Total revenues                                        3,536            4,821

Cost of Sales and Services
   Cost of sales, equipment                                1,032            1,325
   Cost of equipment rentals and services                    391              336
                                                       -------------    -------------
     Total cost of sales and services                      1,423            1,661
                                                       -------------    -------------
   Gross profit                                            2,113            3,160

Operating Expenses
   Selling, general and administrative                     2,409            3,052
   Research and development                                  512              872
   Provision for doubtful accounts                            71              133
                                                       -------------    -------------
     Total operating expenses                              2,992            4,057
                                                       -------------    -------------
   LOSS FROM OPERATIONS                                     (879)            (897)

Other Income (Expense)
   Interest and financing costs                              (23)             (30)
   Interest and other income, net                             19               13
                                                       -------------    -------------
      Total other income (expense)                            (4)             (17)
                                                       -------------    -------------
LOSS BEFORE INCOME TAXES                                    (883)            (914)
   Income tax expense, net                                   (10)             (10)
                                                       -------------    -------------
NET LOSS                                                    (893)            (924)
   Preferred stock dividend                                 (805)              --
                                                       -------------    -------------
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS
                                                          $(1,698)          $(924)
                                                       =============    =============


Net loss per common share
     - basic                                               $(0.03)          $(0.02)
                                                       =============    =============
     - diluted                                             $(0.03)          $(0.02)
                                                       =============    =============

Weighted average common shares outstanding
     - basic                                               58,646           58,532
                                                       =============    =============
     - diluted                                             58,646           58,532
                                                       =============    =============




REVENUES BY GEOGRAPHIC REGION
   United States business                                 $3,214           $4,486
   Non-domestic business                                     322              335
                                                       -------------    -------------
                                                          $3,536           $4,821
                                                       =============    =============

                                     # # #